UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2017

PTC THERAPEUTICS, INC.
(Exact Name of Company as Specified in Charter)

Delaware	001-35969	04-3416587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Court
South Plainfield, NJ	07080
(Address of Principal Executive Offices)	(Zip Code)

Company’s telephone number, including area code: (908) 222-7000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2017, Shane Kovacs, Executive Vice President, Chief Financial Officer and Head of Corporate Development of PTC Therapeutics, Inc. (the “Company”), notified the Company of his resignation, which is expected to be effective mid-May 2017.

A copy of the press release issued by the Company on April 10, 2017, related to this matter is attached hereto as Exhibit 99.1.

Item 8.01.    Other Events

On April 7, 2017, the Company received notice from the U.S. Federal Trade Commission that it had granted early termination, effective immediately, of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”) for the Company’s pending acquisition of all rights to Emflaza™ (deflazacort) from Marathon Pharmaceuticals, LLC (the “Transaction”).

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Transaction, which remains subject to other customary closing conditions. The Company expects to close the Transaction in the next several weeks.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits:

99.1 Press Release dated April 10, 2017

Cautionary Statement Concerning Forward Looking Statements

This Current Report on Form 8-K (this "Report") contains forward-looking statements addressing the Transaction and any other statements about future expectations that are dependent upon future events or developments. All statements, other than those of historical fact, contained in this Report are forward-looking statements, including statements related to the Company’s expectations with respect to the closing of the Transaction and the effective date of Mr. Kovacs’ departure. Other forward-looking statements may be identified by the words "look forward", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions. The Company’s actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to satisfaction of the conditions to closing the Transaction in the anticipated timeframe or at all (including the failure to obtain necessary regulatory approvals); the Company’s ability to realize the anticipated benefits of the Transaction, including the possibility that the expected benefits from the Transaction will not be realized or will not be realized within the expected time period; negative effects of announcements related to the Transaction on the market price of the Company’s common stock; significant transaction costs, unknown liabilities, and the risk of litigation and/or regulatory actions related to the Transaction as well as other business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of TranslarnaTM (ataluren) and Emflaza; the sufficiency of the Company’s cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of the Company’s most recent Annual Report on Form 10-K as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. The forward-looking statements contained herein represent the Company's views only as of the date of this Report and the Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this Report except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PTC THERAPEUTICS, INC.

Date: April 10, 2017	By:	/s/ Stuart Peltz
Stuart Peltz
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 10, 2017